                                                                   Exhibit 32(b)

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection  with the annual report of The LGL Group,  Inc.,  (the
"Company")  on Form 10-K for the year ended  December 31, 2006 as filed with the
Securities  and  Exchange  Commission  on the date  hereof  (the  "Report"),  I,
Jeremiah Healy, Principal Financial Officer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:

      1.    The report fully complies with the  requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934; and

      2.    The  information  contained in the report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

April 2, 2007

                                              /s/ Jeremiah Healy
                                              ----------------------------------
                                              Name: Jeremiah Healy
                                              Title: Principal Executive Officer